CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 1 to the registration statement on Form N-4 (the "Registration Statement") of our report dated March 21, 2000, relating to the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which appears in such Statement of Additional Information.

We also consent to the reference to us under the heading "Experts" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

New York, New York
April 21, 2000

                                                                   EXHIBIT 10(B)

                                 SHEA & GARDNER
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                 (202) 828-2000
                               Fax: (202) 828-2195


                                 April 14, 2000

Board of Directors
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the State of Additional Information filed as part of Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for The Prudential Discovery Premier Group Variable Contract Account (File No. 333-95637). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                            Very truly yours,

                                            SHEA & GARDNER

                                            By: /s/ CHRISTOPHER E. PALMER

                                                     Christopher E. Palmer

                                                                    EXHIBIT 10 C

                                POWER OF ATTORNEY

         Know all men by these presents:

         That I, CAROLYNE K. DAVIS, of NEW HOPE, PENNSYLVANIA, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

         The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 8th day of February, 2000.

                                                  /s/ Carolyne K. Davis

State of __________)
                      )  SS
County of _________)

         On this ____ day of __________ 2000, before me personally appeared ,to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                                              Notary Public

                                POWER OF ATTORNEY

         Know all men by these presents:

         That I, William H. Gray III, of Vienna, Virginia, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

         The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 7th day of February, 2000.

                                                     /s/ William H. Gray III

State of __________)
                       )  SS
County of _________)

         On this ____ day of __________ 2000, before me personally appeared ,to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                                              Notary Public

                                POWER OF ATTORNEY

         Know all men by these presents:

         That I, Constance J. Horner, of Washington, D.C., a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

         The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this ____ day of _______, 2000.



                                                     /s/ Constance J. Horner

                                POWER OF ATTORNEY

         Know all men by these presents:

         That I, Charles R. Sitter, of Dallas, Texas, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

         The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 28th day of January, 2000.

                              /s/ Charles R. Sitter

State of __________)
                      )  SS
County of _________)

         On this ____ day of __________ 2000, before me personally appeared ,to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                                    Notary Public

                                POWER OF ATTORNEY

         Know all men by these presents:

         That I, Donald L. Staheli, of Salt Lake City, Utah, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

         The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 27th day of January, 2000.

                              /s/ Donald L. Staheli

State of __________)
                      )  SS
County of _________)

         On this ____ day of __________ 2000, before me personally appeared ,to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                                   Notary Public

                                POWER OF ATTORNEY

         Know all men by these presents:

         That I, Richard M. Thomson, of Toronto, Ontario, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

         The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 15th day of February, 2000.

                                            /s/   Richard M. Thomson

State of __________)
                      )  SS
County of _________)

         On this ____ day of __________ 2000, before me personally appeared ,to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                                              Notary Public

                                POWER OF ATTORNEY

         Know all men by these presents:

         That I, James A. Unruh, of Paradise Valley, Arizona, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

         The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 31st day of January, 2000.

                                            /s/  James A. Unruh

State of __________)
                     )  SS
County of _________)

         On this ____ day of __________ 2000, before me personally appeared ,to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                                     Notary Public

                                POWER OF ATTORNEY

         Know all men by these presents:

         That I, Paul A. Volcker, of New York, New York, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

         The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 31st day of January, 2000.

                                            /s/   Paul A. Volcker

State of __________)
                     )  SS
County of _________)

         On this ____ day of __________ 2000, before me personally appeared ,to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                                     Notary Public

                                POWER OF ATTORNEY

         Know all men by these presents:

         That I, Joseph H. Williams, of Spring Island, South Carolina, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE
D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

         The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 27th day of January, 2000.

                                            /s/   Joseph H. Williams

State of __________)
                     )  SS
County of _________)

         On this ____ day of __________ 2000, before me personally appeared ,to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                                      Notary Public